EQ ADVISORS TRUSTSM

SUPPLEMENT DATED AUGUST 2, 2018 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2018

This Supplement updates information contained in the Summary Prospectus dated May 1, 2018 of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

Information Regarding

AXA/Franklin Templeton Allocation Managed Volatility Portfolio — Class IA and IB Shares

The purpose of this Supplement is to provide you with information regarding an investment strategy change for the AXA/Franklin Templeton Allocation Managed Volatility Portfolio (the “Portfolio”).

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Effective on or about October 1, 2018, the AXA/Mutual Large Cap Equity Managed Volatility Portfolio will no longer be an Underlying Portfolio in which the Portfolio invests and will be replaced with the AXA 500 Managed Volatility Portfolio. As of that date, all references to AXA/Mutual Large Cap Equity Managed Volatility Portfolio in relation to the Portfolio are deleted.

Effective on or about October 1, 2018, the section of the Summary Prospectus entitled “Investments, Risks, and Performance — Principal Investment Strategy” is amended to include the following information:

The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the AXA/Franklin Balanced Managed Volatility Portfolio and AXA/Templeton Global Equity Managed Volatility Portfolio (together, the “Franklin Templeton Portfolios”), and AXA 500 Managed Volatility Portfolio (together with the Franklin Templeton Portfolios, the “Underlying Portfolios”), each of which is a separate portfolio managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”). The AXA 500 Managed Volatility Portfolio is managed by the Adviser and sub-advised by two sub-adviser, one of which utilizes an indexing strategy for the portfolio and the other of which is responsible or the selection, research and trading of futures and options to manage the portfolio’s equity exposure.

The AXA 500 Managed Volatility Portfolio seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the portfolio. The portfolio’s is divided into two distinct portions, one of which utilizes a passive investment index style focused on equity securities of large-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the portfolio based on the level of volatility in the market. The Index Allocated Portion seeks to track the performance (before fees and expenses) of the S&P 500 Index. The portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 500 Index and in other instruments, such as futures and options contracts, that provide exposure to the index. The other portion of the portfolio invests in futures and options contracts, including contracts on the S&P 500 Index, and other strategies to manage the portfolio’s equity exposure.